                                  EXHIBIT 10.48

                            Liberty Media Corporation


                                December 7, 2000

UnitedGlobalCom. Inc.
4643 South Ulster Street
Denver, Colorado 80237


Gentlemen:

     This letter confirms the terms and conditions of our agreement and understanding regarding the transactions (the "TRANSACTIONS") described herein and in the Summary of Terms attached hereto (the "SUMMARY" and together herewith, this "AGREEMENT"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Summary.

     As an inducement to LMC to enter into and perform its obligations under this Agreement, UGC hereby represents and warrants to LMC as follows:

     (a) UGC has all requisite power and authority to execute and deliver and perform its obligations under this Agreement and each document or agreement to be executed and delivered by it pursuant to this Agreement (collectively, with this Agreement, the "TRANSACTION DOCUMENTS"), and to consummate the Transactions. The execution and delivery by UGC of this Agreement and the other Transaction Documents, the consummation of the Transactions and the performance by it of its obligations hereunder and thereunder have been duly authorized by the Board of Directors of UGC and all other requisite corporate action. This Agreement has been, and each of the other Transaction Documents will be, duly and validly executed and delivered by UGC. Assuming the due execution and delivery by LMC, this Agreement constitutes, and each of the other Transaction Documents when executed and delivered by UGC will constitute, the legal, valid and binding obligation of UGC, enforceable in accordance with its terms, except as such enforceability may be affected by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally or by general equitable principles.

     (b) No consent, approval or waiver of, notice to, or filing with, any other individual, corporation, limited liability company, partnership, joint venture, Governmental Authority (as defined below), business association or other entity ("PERSON") is required on behalf of UGC or any of its subsidiaries in connection with the execution, delivery or performance by UGC of this Agreement or any of the other Transaction Documents, or the consummation of the Transactions (including, without limitation, the commitment to make and the making of the UGC Loan and, if applicable, the acquisition of UPC Shares in payment of the UGC Loan). The execution and delivery of this Agreement and the other Transaction Documents by UGC do not, and the performance by UGC of its obligations hereunder and thereunder (including, without limitation, the commitment to make and the making of the UGC Loan and, if applicable, the acquisition of UPC Shares in payment of the UGC Loan), will not, (i) violate or conflict with any provision of the

UnitedGlobalCom, Inc.
December 7, 2000
Page 2


certificate of incorporation, bylaws, operating agreement or other organizational or governing documents of UGC or any of its subsidiaries, (ii) violate any of the terms, conditions or provisions of any federal, state, local or foreign law (common or civil), statute, code, ordinance, decree, rule or regulation ("LAW"), or any order, writ, injunction, award, judgment, ruling or decree ("JUDGMENT") of any federal, state, local or foreign court or governmental or regulatory agency, authority, commission or instrumentality ("GOVERNMENTAL AUTHORITY") to which any of UGC or any of its subsidiaries is subject or by which any of the foregoing or any of their respective assets are bound, or (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in any mortgage, pledge, lien, encumbrance, charge or security interest ("LIEN") on any of the assets of UGC or any of its subsidiaries pursuant to, any note, bond, indenture, debenture, security agreement, trust agreement, lien, mortgage, lease, agreement, contract, license, franchise, permit, guaranty, joint venture agreement, or other agreement, instrument, understanding, commitment or obligation, oral or written (collectively "CONTRACTS"), to which UGC or any of its subsidiaries is a party or by which UGC or any of its subsidiaries or any of their respective assets is bound, except, in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, adversely affect (x) the ability of UGC to perform its obligations under this Agreement or (y) the business, assets, financial or other condition, results of operations or prospects of UGC or any of its subsidiaries.

     (c) UPC is a foreign issuer (within the meaning of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ( the "HSR ACT")) and that it, together with all entities that it controls (within the meaning of the HSR Act),
(i) does not hold assets located in the United States having an aggregate book value of $15 million or more and (ii) did not make aggregate sales in or into the United States of $25 million or more in its most recently concluded fiscal year.

     As an inducement to UGC to enter into and perform its obligations under this Agreement, LMC hereby represents and warrants to UGC as follows:

     (1) LMC has all requisite power and authority to execute and deliver and perform its obligations under this Agreement and each Transaction Document to be executed and delivered by it pursuant to this Agreement and to consummate the Transactions. The execution and delivery by LMC of this Agreement and the other Transaction Documents, the consummation of the Transactions and the performance by it of its obligations hereunder and thereunder have been duly authorized by the Board of Directors of LMC and all other requisite corporate action. This Agreement has been, and each of the other Transaction Documents will be, duly and validly executed and delivered by LMC. Assuming the due execution and delivery by UGC, this Agreement constitutes, and each of the other Transaction Documents when executed and delivered by LMC will constitute, the legal, valid and binding obligation of LMC, enforceable in accordance with its terms, except as such enforceability may be affected by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally or by general equitable principles.

UnitedGlobalCom, Inc.
December 7, 2000
Page 3


     (2) No consent, approval or waiver of, notice to, or filing with, any other Person is required on behalf of LMC or any of its subsidiaries in connection with the execution, delivery or performance by LMC of this Agreement or any of the other Transaction Documents, or the consummation of the Transactions (including, without limitation, the incurrence of the debt and guaranty obligations to UGC contemplated hereby), except that no representation is made with respect to any foreign law. The execution and delivery of this Agreement and the other Transaction Documents of LMC do not, and the performances by LMC of its obligations hereunder and thereunder (including, without limitation, the incurrence of the debt and guaranty obligations to UGC contemplated hereby), will not, (a) violate or conflict with any provision of the certificate of incorporation, bylaws, operating agreement or other organizational or governing documents of LMC or any subsidiaries, (b) violate any of the terms, conditions or provisions of any Law or Judgment of any Governmental Authority to which LMC or any of its subsidiaries is subject or by which any of the foregoing or any of their respective assets are bound, except that no representation is made with respect to any foreign Law, or (c) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in any Lien on any of the assets of LMC or any of its subsidiaries pursuant to, any Contract to which LMC or any of its subsidiaries is a party or by which LMC or any of its subsidiaries or any of their respective assets is bound, except in the case of clauses (ii) and
(iii) as would not, individually or in the aggregate, adversely affect (x) the ability of LMC to perform its obligations under this Agreement or (y) the business, assets, financial or other condition, results of operations or prospects of LMC or any of its subsidiaries.

     Each party hereto shall pay its own expenses (including fees and expenses of legal counsel, or other representatives or consultants) in connection with the Transactions (whether or not consummated).

     Each party agrees to take all such actions as may be required to consummate the Transactions on the terms and conditions set forth in this Agreement.

     The representations and warranties made by each party to the other herein shall survive the execution and delivery of this Agreement and consummation of the Transactions. Each party hereto agrees to identify and hold harmless the other party hereto from and against any and all losses, liabilities, damages, deficiencies, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) resulting from, based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation or warranty of the indemnifying party contained in this Agreement or any nonperformance or breach of any covenant or agreement made by the indemnifying party in this Agreement.

UnitedGlobalCom, Inc.
December 7, 2000
Page 4


     This Agreement will be governed by and construed in accordance with the laws of the State of Colorado without reference to the conflicts of law rules of that jurisdiction. Each of the parties (a) will submit itself to the non-exclusive jurisdiction of any federal court located in the State of Colorado or any Colorado state court having subject matter jurisdiction in the event any dispute arises out of this Agreement, (b) agrees that venue will be proper as to any proceeding brought in any such court with respect to such a dispute, (c) will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such court and (d) waives any right to a trial by jury in any proceeding brought with respect to this Agreement or the Transactions.

     Neither party will assign its rights or delegate its obligations under this Agreement (including, without limitation, the rights and obligations with respect to the UGC Loan) except to a direct or indirect wholly owned subsidiary of such party. The party making an assignment or delegation permitted by the foregoing sentence will, however, continue to be liable hereunder to the same extent as if such assignment or delegation had not been made.

     Following the execution and delivery of this Agreement, the parties shall negotiate in good faith and enter into such additional documents and agreements as may be appropriate in connection with the Transactions, but the failure of the parties to execute and deliver such documents or agreements will not affect the binding effect or enforceability of this Agreement.

     Please indicate your agreement with the foregoing by signing a copy of this letter in the space provided and returning it to the undersigned.


                                        Sincerely,

                                        LIBERTY MEDIA CORPORATION


                                        By: /s/ Charles Y. Tanabe
                                            --------------------------
                                        Name:  Charles Y. Tanabe
                                        Title: Senior Vice President

Accepted and Agreed:

UNITEDGLOBALCOM, INC.

By: /s/ Ellen P. Spangler
   -----------------------
Name: Ellen P. Spangler
Title: Senior Vice President

                              SUMMARY OF TERMS


Parties:            UnitedGlobalCom, Inc. ("UGC") and Liberty Media Corporation
                    ("LMC")

Definitions:        As used herein, terms with initial capital letters that are not defined herein will have the meaning ascribed to them in the June 25, 2000 agreement among UGC, United Pan-Europe
                    Communications N.V. ("UPC"), Liberty Media International,
                    Inc. ("LMI") and LMC (as amended to date and as it may be amended in the future, and including, if applicable, the definitive agreement contemplated thereby, the "June
                    Agreement").

UGC Loan:           UGC will loan LMC up to $510 million (the "UGC Loan") to
                    provide LMC with funds (i) to satisfy LMI's obligations under the letter agreement dated March 27, 2000, between AMI
                    GP Ltd. (as it may be amended or restated either with UGC's consent or on terms that are no less favorable in any material respect to LMI than those that are in effect as of the date hereof, the "Hicks Agreement") and (ii) to retire debt of Cablevision S.A. that is guaranteed by LMI (each purpose described in clause (i) or (ii) being referred to as a "Permitted Purpose"). Interest on unpaid principal of the UGC Loan will be payable at the rate of 8% per annum, and all interest and principal will be due and payable in full on the first to occur of (i) the date on which New United shall have acquired all the Contributed Subs pursuant to the June Agreement (the "June Agreement Closing Date"), (ii) termination of the June Agreement and (iii) June 30, 2001.
                    The first advance of proceeds of the UGC Loan will be $200 million (the "First Advance") and will be made within one business day after the date hereof. UGC will make one or more other advances (the "Subsequent Advances") totaling up to $310 million at such time or times as LMC may request for one or more Permitted Purposes. LMC may request that UGC make a Subsequent Advance by giving at least three business days' prior notice to UGC setting forth (i) the amount requested, (ii) evidence reasonably satisfactory to UGC that LMC or LMI or a subsidiary of LMC or LMI has paid or is obligated to pay the amount requested for one or more Permitted Purposes, (iii) the date the Subsequent
                    Advance is to be made and (iv) wire transfer instructions, which notice must be given at least three business days before the date that the advance is to be made. LMC's obligation with respect to the First Advance will be evidenced by a promissory note in the form attached as Exhibit A (the "First Advance Note"). The obligations with respect to Subsequent Advance(s) will be evidenced by a promissory note in the form attached as Exhibit B
                    (the"Subsequent Advance Note"), with such modifications as may be necessary (a) to provide for multiple advances of loan proceeds and (b) to reflect as the obligor on the Subsequent Advance Note the subsidiary of LMC or LMI that acquires, pursuant to the Hicks Agreement, an interest in or with respect to Cablevision S.A. to be acquired by New
                    United pursuant to the June Agreement. The obligations under the Subsequent Advance Note will be unconditionally guaranteed by LMC pursuant to a guaranty in the form attached as Exhibit C until the earlier of (i) payment in full of the Subsequent Advance Note and (ii) the closing of the acquisition by New United of the subsidiary of LMC that is the obligor under the Subsequent Advance Note, at which time LMC will cease to have any liability on account of that guaranty. The making of the UGC Loan will not relieve UGC of any of its obligations under the June Agreement with respect to the Hicks Agreement or the costs of acquiring the interest in or with respect to Cablevision S.A. or on account of debt of Cablevision S.A. as contemplated by the June Agreement.

Payment of the      If the June Agreement Closing Date has not occurred by June
UGC Loan:           30, 2001, or if by that date the June Agreement shall have been terminated, LMC will pay or cause to be paid all unpaid principal and interest on the UGC Loan either in cash or, at LMC's election, in cash and by the delivery of Series 1
                    Convertible Class

                    A Preference Shares ("UPC Shares") of UPC. For that purpose, each UPC Share will be deemed to have a value equal to its Liquidation Preference (as defined in the resolution of UPC's Board of Management authorizing the UPC Shares).


Amendments to       The June Agreement will be amended to provide that, with
June Agreement:     respect to the indebtedness owed by one or more Contributed
                    Subs (or by subsidiaries of one or more Contributed Subs) and evidenced by promissory notes to be retained by LMC or LMI after such obligor(s) are acquired by New United, as described in the penultimate paragraph of paragraph 1 of Exhibit A to the June Agreement (the "Retained Debt"): (a)
                    UGC will cause the obligor(s) on the Retained Debt (i) to pay the Retained Debt (other than the Retained Debt described in clause (a) of the penultimate paragraph of paragraph 1 of Exhibit A to the June Agreement (the
                    "18-Month Retained Debt")) in full at the time of the closing of New United's acquisition of such obligor(s) and
                    (ii) to pay the 18-Month Retained Debt in accordance with its terms, and (b) LMC will cause the obligor on the 18-Month Retained Debt to pay in full all interest accrued on the 18-Month Retained Debt to the June Agreement Closing
                    Date, such payment to be made from sources other than the assets (as described in the June Agreement) to be transferred to New United through the transfer of ownership of such obligor. In addition, the June Agreement will be amended (i) to change "March 31, 2001" in the last sentence of paragraph 3 of the June Agreement to "June 30, 2001" and
                    (ii) to provide that if by May 31, 2001, New United has acquired some but not all of the Contributed Subs, the parties will negotiate in good faith (i) a reasonable extension of the June 30, 2001 date referenced in the preceding clause (i) and of the maturity date of the UGC
                    Loan and (ii) the terms on which the transactions contemplated by the June Agreement can be completed including, for example, provisions for restructuring the manner in which the transfer of assets intended to be transferred to New United pursuant to the June Agreement can be effected.

                                    EXHIBIT A
                              {FIRST ADVANCE NOTE)

                                 PROMISSORY NOTE

$200,000,000                                                   Denver, Colorado
                                                               December ___,2000

     FOR VALUE RECEIVED, the undersigned, Liberty Media Corporation (the "Borrower"), hereby promises to pay to UNITEDGLOBALCOM, INC., a Delaware corporation (the "Company" and together with any of its permitted successors or assigns, the "Holder"), at 4643 South Ulster Street, Suite 1300, Denver, Colorado 80237, or at such other place as Holder may designate in writing from time to time, the principal sum of $200,000,000 or, if less, the unpaid principal balance of such amount, with interest as set forth in this Note. Terms with initial capital letters that are not defined herein have the meaning ascribed to them in the letter agreement dated December 7, 2000, between the Borrower and the Company ("the December Agreement"). This Note and all accrued but unpaid interest shall be due and payable on the earliest of (1) the June Agreement Closing Date, (ii) the termination of the June Agreement prior to the June Agreement Closing Date and (iii) June 30, 2001. The date on which this Note and all accrued but unpaid interest shall be due and payable is described in this Note as the "Maturity Date."

     From the date of this Note and until this Note is paid in full, interest on the outstanding principal amount of this Note shall accrue at a rate equal to 8% per annum.

     If the Maturity Date is not a Business Day (as defined below), all amounts due and payable on the Maturity Date shall be paid on the next Business Day. All interest shall be calculated on the basis of a year consisting of 365 days and the actual number of days elapsed until this Note is paid in full.

     All payments of principal and interest in respect of this Note (other than pursuant to the Borrower Put or the Holder Call, as defined below) shall be made in immediately available funds to the order of the Holder by wire transfer to an account as may be specified from time to time by the Holder to the Borrower in writing or, at the option of the Holder, in such manner as the Holder shall have designated to the Borrower in writing.

     "Business Day" shall mean any day other than Saturday, Sunday or a day on which banks are required or permitted to close in Denver, Colorado.

     In the event that the June Agreement Closing Date has not occurred by June 30, 2001, the Borrower may elect to repay all principal and accrue interest in respect of this Note either in cash or by tendering UPC Shares to the Company, or by a combination of those two forms of payment. For purposes of this Note, each UPC Share will be deemed to have a value equal to its Liquidation Preference (as defined in the resolution of the Company's Board of Management authorizing the UPC Shares), determined as of the date the UPC Share are tendered to the Company. Any payment under this Note that is made by the tender of UPC Shares will be deemed made on the date of delivery of certificates representing the UPC Shares, duly endorsed for transfer or accompanied by duly executed stock assignments, or of any other instrument that is effective to transfer ownership of UPC Shares to the Company.

     All payments under this Note shall be credited first toward interest then accrued and the remainder toward principal. The Borrower may prepay this Note, in whole or in part, at any time without premium or penalty. All payments of the unpaid principal balance and interest will be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature, unless the withholding of such taxes or duties is required by law.

     If an attorney is engaged by the Holder to enforce or construe any provision of this Note and the Holder prevails in any related court proceeding, the Borrower shall pay, on demand, all attorneys' fees and all other costs incurred by the Holder, together with interest on such amount from the date that is 10 days after such demand until paid, at the rate of interest payable under this Note plus an additional 3 percent.

     Except as expressly provided in this Note, the Borrower and all endorsers waive presentment, demand, and notice of dishonor.

     No delay or failure of the Holder in the exercise of any right or remedy under this Notes shall be deemed a waiver of such right, and no exercise or partial exercise of any right or remedy shall be deemed a waiver of any other right or remedy that the Holder may have.

     This Note shall be governed by and construed in accordance with the laws of the State of Colorado. The Borrower hereby submits to the jurisdiction of the United States District Court for the District of Colorado and of any court of the State of Colorado sitting in Denver, Colorado, for purposes of all legal proceedings arising out of or related to this Note. The Borrower irrevocably waives, to the fullest extend permitted by law, any objection that the Borrower may now or later have to the lack of personal jurisdiction or laying of the venue of any such proceeding brought in such a court and any claim that any such proceedings brought in a court has been brought in an inconvenient forum. Notwithstanding the preceding two sentences, the Holder retains the right to bring any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with this Note in any court that has jurisdiction over the Borrower and subject matter.

     This Note and the rights hereunder may be assigned or transferred by the Company only to a direct or indirect wholly owned subsidiary of the company.

     IN WITNESS WHEREOF, the Borrower has duly executed this Note as of the date first written above.

                                        BORROWER:


                                        LIBERTY MEDIA CORPORATION



                                        By:
                                           ---------------------------------
                                        Name:
                                             -------------------------------
                                        Title:
                                              ------------------------------

                                    EXHIBIT B
                            (SUBSEQUENT ADVANCE NOTE)

                                 PROMISSORY NOTE

$310,000,000                                             Denver, Colorado
                                                         ________________, _____


     FOR VALUE RECEIVED, the undersigned, Liberty Argentina, Inc. (the "Borrower"), hereby promises to pay to UNITEDGLOBALCOM, INC., a Delaware corporation (the "Company" and together with any of its permitted successors or assigns, the "Holder"), at 4643 South Ulster Street, Suite 1300, Denver, Colorado 80237, or at such other place as Holder may designate in writing from time to time, the principal sum of $310,000,000 or, if less, the unpaid principal balance of such amount, with interest as set forth in this Note. Terms with initial capital letters that are not defined herein have the meaning ascribed to them in the letter agreement dated December 7, 2000, between Liberty Media Corporation and the Company ("the December Agreement"). This Note and all accrued but unpaid interest shall be due and payable on the earliest of (1) the June Agreement Closing Date, (ii) the termination of the June Agreement prior to the June Agreement Closing Date and (iii) June 30, 2001. The date on which this Note and all accrued but unpaid interest shall be due and payable is described in this Note as the "Maturity Date."

     The principal amount of each advance made by the Company and the amount of each payment or prepayment made by the Borrower shall be recorded by the Company on the schedule attached, hereto; provided that any failure to make any such recordation shall not affect the Borrower's obligation in respect of such advance.

     From the date of this Note and until this Note is paid in full, interest on the outstanding principal amount of this Note shall accrue at a rate equal to 8% per annum.

     If the Maturity Date is not a Business Day (as defined below), all amounts due and payable on the Maturity Date shall be paid on the next Business Day. All interest shall be calculated on the basis of a year consisting of 365 days and the actual number of days elapsed until this Note is paid in full.

     All payments of principal and interest in respect of this Note (other than pursuant to the Borrower Put or the Holder Call, as defined below) shall be made in immediately available funds to the order of the Holder by wire transfer to an account as may be specified from time to time by the Holder to the Borrower in writing or, at the option of the Holder, in such manner as the Holder shall have designated to the Borrower in writing.

     "Business Day" shall mean any day other than Saturday, Sunday or a day on which banks are required or permitted to close in Denver, Colorado.

     In the event that the June Agreement Closing Date has not occurred by June 30, 2001, the Borrower may elect to repay all principal and accrued interest in respect of this Note either in cash or by tendering UPC Shares to the Company, or by a combination of those two forms of payment. For purposes of this Note, each UPC Share will be deemed to have a value equal to its Liquidation Preference (as defined in the resolution of the Company's Board of Management authorizing the UPC Shares), determined as of the date the UPC Shares are tendered to the Company. Any payment under this Note that is made by the tender of UPC Shares will be deemed made on the date of delivery of certificates representing the UPC Shares, duly endorsed for transfer or accompanied by duly executed stock assignments, or of any other instrument that is effective to transfer ownership of UPC Shares to the Company.

     All payments under this Note shall be credited first toward interest then accrued and the remainder toward principal. The Borrower may prepay this Note, in whole or in part, at any time without premium or penalty. All payments of the unpaid principal balance and interest will be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature, unless the withholding of such taxes or duties is required by law.

     If an attorney is engaged by the Holder to enforce or construe any provision of this Note and the Holder prevails in any related court proceeding, the Borrower shall pay, on demand, all attorneys' fees and all other costs incurred by the Holder, together with interest on such amount from the date that is 10 days after such demand until paid, at the rate of interest payable under this Note plus an additional 3 percent.

     Except as expressly provided in this Note, the Borrower and all endorsers waive presentment, demand, and notice of dishonor.

     No delay or failure of the Holder in the exercise of any right or remedy under this Notes shall be deemed a waiver of such right, and no exercise or partial exercise of any right or remedy shall be deemed a waiver of any other right or remedy that the Holder may have.

     This Note shall be governed by and construed in accordance with the laws of the State of Colorado. The Borrower hereby submits to the jurisdiction of the United States District Court for the District of Colorado and of any court of the State of Colorado sitting in Denver, Colorado, for purposes of all legal proceedings arising out of or related to this Note. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection that the Borrower may now or later have to the lack of personal jurisdiction or laying of the venue of any such proceeding brought in such a court and any claim that any such proceedings brought in a court has been brought in an inconvenient forum. Notwithstanding the preceding two sentences, the Holder retains the right to bring any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with this Note in any court that has jurisdiction over the Borrower and subject matter.

     This Note and the rights hereunder may be assigned or transferred by the Company only to a direct or indirect wholly owned subsidiary of the Company.

     IN WITNESS WHEREOF, the Borrower has duly executed this Note as of the dare first written above.


                                        BORROWER:


                                        LIBERTY ARGENTINA, INC.


                                        By:
                                           ---------------------------------
                                        Name:
                                             -------------------------------
                                        Title:
                                              ------------------------------

                           SCHEDULE TO PROMISSORY NOTE

                         LOANS AND PAYMENTS OF PRINCIPAL


                                        AMOUNT OF
                                        PRINCIPAL                UNPAID
                    AMOUNT              PAYMENT OR               PRINCIPAL           NOTATION
  DATE              OF LOAN             PREPAYMENT               BALANCE             MADE BY
  ----              -------             ----------               -------             --------

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

                                    EXHIBIT C



UnitedGlobalCom, Inc.
4643 South Ulster Street
Suite 1300
Denver, Colorado 80237

Dear Sir or Madam:

     For and in consideration of UnitedGlobalCom, Inc.'s extending credit to Liberty Argentina, Inc. (the "Borrower"), at Liberty Media Corporation's request (as evidenced by its execution hereof), the undersigned, Liberty Media Corporation (the "Guarantor"), for itself, its successors and assigns, hereby unconditionally guarantees to UnitedGlobalCom, Inc. (the "Lender"), its successors and assigns, the payment of any indebtedness of the Borrower to the Lender under the promissory note dated ____________, _____ in the principal amount of up to $310,000,000, a copy of which is attached hereto (the "Note"), together with all interest, and charges thereon (this "Guaranty"). Upon failure by the Borrower to pay punctually any guaranteed amount, the Guarantor shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Note.

     This Guaranty is executed and delivered pursuant to a letter agreement dated December 7, 2000, between the Lender and the Guarantor (the "December Agreement"). Terms with initial capital letters that are not defined in this Guaranty will have the meaning ascribed to them in the December Agreement.

     The obligation of the Guarantor hereunder is separate and independent from the obligation of the Borrower, and such obligation shall not be released, discharged or otherwise affected by:

          (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower under the Note, by operation of law or otherwise;

          (ii) any modification or amendment of or supplement to the Note;

          (iii) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of the Borrower under the Note;

          (iv) any change in the corporate existence, structure or ownership of the Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the

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UnitedGlobalCom, Inc.
______________, 2000
Page 2


     Borrower or its assets or any resulting release or discharge of any obligation of the Borrower contained in the Note; or

          (v) any act or omission to act or delay of any kind by the Lender which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Borrower's obligations under the Note.

     The Guarantor's obligations hereunder shall remain in full force and effect until the earlier of (a) the time that all amounts owed by the Borrower under the Note have been paid an full and (b) the closing of the acquisition of the Borrower by the Lender or New United as contemplated by the December Agreement. If at any time any amount payable by the Borrower under the Note is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Guarantor's obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had been due but not made at such time, except that the Guarantor's obligations shall not be subject to such reinstatement after the event described in clause (b) of the foregoing sentence.

     The Guarantor waives promptness, diligence, notice of acceptance, presentment, demand, protest and notice of dishonor with respect to any obligation of this Guaranty and any requirement that the Lender exhaust any right or take any action against the Borrower or any collateral security.

     The Guarantor shall be subrogated to all rights of the Lender against the Borrower in respect of any amounts paid by the Guarantor pursuant to this Guaranty; provided, however, that the Guarantor shall not, without the consent of the Lender, be entitled to enforce or to receive any payments arising out of or based upon such right of subrogation until all amounts owed to the Lender under the Note have been paid in full.

     All rights, obligations, and liabilities arising under this Guaranty shall be construed in accordance with the laws of the State of Colorado.

     IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered on the day and year first written above.



                                     LIBERTY MEDIA CORPORATION



                                     By:
                                        --------------------------------
                                        Charles Y. Tanabe, Senior Vice President



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